                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


       Date of Report (Date of earliest event reported): October 7, 1999



                             MOHAWK INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    01-19826                    52-1604305
   ---------------        ------------------------         -------------------
   (State or other        (Commission File Number)           (IRS Employer
   jurisdiction of                                         Identification No.)
    incorporation)


              160 South Industrial Blvd., Calhoun, Georgia  30701
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


                                 (706) 629-7721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events
          ------------

     Mohawk Industries, Inc. ("Mohawk") reclassified certain prior period financial statement balances to conform to current presentations. The consolidated supplemental statements of earnings data and balance sheet data included in Exhibits 99.1 and 99.2, respectively, include such reclassifications.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     C.   Exhibits

          99.1  Consolidated Supplemental Statements of Earnings Data

          99.2  Consolidated Supplemental Balance Sheet Data

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Mohawk Industries, Inc.



Date: October 7, 1999                    By: /s/  Frank H. Boykin
                                             ------------------------------
                                             Frank H. Boykin
                                             Corporate Controller

                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     99.1      Consolidated Supplemental Statements of Earnings Data

     99.2      Consolidated Supplemental Balance Sheet Data